                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                          Date of Report: March 30, 2001
                        (Date of earliest event reported)


                                  DEERE & COMPANY
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-4121
                            (Commission File Number)

                                   36-2382580
                        (IRS Employer Identification No.)

                              One John Deere Place
                             Moline, Illinois 61265
              (Address of principal executive offices and zip code)

                                  (309)765-8000
              (Registrant's telephone number, including area code)

                     ---------------------------------------
        (Former name or former address, if changed since last report.)

================================================================================

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits

              1.1 Distribution agreement dated March 30, 2001 among Deere & Company, Merrill Lynch Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

              1.2 Distribution agreement dated March 30, 2001 among John Deere B.V., Deere & Company, Merrill Lynch Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

              1.3 Proposed form of terms agreement and underwriting agreement basic provisions for Guaranteed Debt Securities of John Deere B.V.

              4.1 Form of Deere & Company senior floating rate medium-term note

              4.2 Form of Deere & Company subordinated floating rate medium-term note

              4.3 Form of John Deere B.V. fixed rate medium-term note guaranteed by Deere & Company

              4.4 Form of John Deere B.V. floating rate medium-term note guaranteed by Deere & Company

              4.5 Form of John Deere B.V. fixed rate note guaranteed by Deere & Company

              5.1 Tax Opinion of Shearman & Sterling with respect to medium-term note prospectus supplement dated March 30, 2001

              5.2 Tax Opinion of Shearman & Sterling with respect to the John Deere B.V. 5 7/8% Notes due April 6, 2006 prospectus supplement dated April 3, 2001

              23.1 Consent of Shearman & Sterling (included in their opinion filed as Exhibit 5.1)

              23.2 Consent of Shearman & Sterling (included in their opinion filed as Exhibit 5.2)

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.






                                       DEERE & COMPANY



                                       By:      /s/ MICHAEL A. HARRING
                                                ------------------------------
                                                Michael A. Harring
                                                Secretary



Dated:  April 5, 2001


                                       3

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                                  EXHIBIT INDEX



                                                                                Sequential
Number and Description of Exhibit                                              Page Number
---------------------------------                                              -----------
1.1    Distribution agreement dated March 30, 2001 among Deere &                   5
       Company, Merrill Lynch Pierce, Fenner & Smith Incorporated
       and Goldman, Sachs & Co.

1.2    Distribution agreement dated March 30, 2001 among John                     32
       Deere B.V., Deere & Company, Merrill Lynch Pierce, Fenner
       & Smith Incorporated and Goldman, Sachs & Co.

1.3    Proposed form of term agreement and underwriting                           67
       agreement basic provisions for Guaranteed Debt Securities
       of John Deere B.V.

4.1    Form of Deere & Company senior floating rate medium-term note              97

4.2    Form of Deere & Company subordinated floating rate                        120
       medium-term note

4.3    Form of John Deere B.V. fixed rate medium-term note                       144
       guaranteed by Deere & Company

4.4    Form of John Deere B.V. floating rate medium-term note                    164
       guaranteed by Deere & Company

4.5    Form of John Deere B.V. fixed rate note guaranteed by                     195
       Deere & Company

5.1    Tax Opinion of Shearman & Sterling with respect to medium-term            206
       note prospectus supplement dated March 30, 2001

5.2    Tax Opinion of Shearman & Sterling with respect to the                    207
       John Deere B.V. 5 7/8% Notes due April 6, 2006
       prospectus supplement dated April 3, 2001

23.1 Consent of Shearman & Sterling (included in their opinion filed as Exhibit 5.1)

23.2 Consent of Shearman & Sterling (included in their opinion filed as Exhibit 5.2)




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